Execution Version

Exhibit 10.35

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 15, 2017 (the “Third Amendment Effective Date”), is entered into by and among Sorrento Therapeutics, Inc., a Delaware corporation (“Parent”), Concortis Biosystems, Corp., a Delaware corporation, Ark Animal Health, Inc., a Delaware corporation, TNK Therapeutics, Inc., a Delaware corporation, Sorrento Biologics, Inc., a Delaware corporation, Scintilla Pharmaceuticals, Inc., a Delaware corporation, LA Cell, Inc., a Delaware corporation, SiniWest Holding Corp., a Delaware corporation, Levena Biopharma US, Inc., a Delaware corporation, BioServ Corporation (formerly known as Sorrento BioServices, Inc.), a Delaware corporation, Scilex Pharmaceuticals Inc., a Delaware corporation, SNAN Holdco LLC, a Delaware limited liability company and each of their Qualified Subsidiaries (together with “Parent” hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as Lender, constituting the Required Lenders, and HERCULES CAPITAL, INC., formerly known as Hercules Technology Growth Capital, Inc., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, together with its successors and assigns in such capacity, “Agent”).

The Borrower, the Lender and Agent are parties to a Loan and Security Agreement dated as of November 23, 2016 (as amended by that certain First Amendment to Loan and Security Agreement dated as of December 27, 2016, that certain Second Amendment to Loan and Security Agreement dated as of March 2, 2017 and as may be further amended, restated or modified from time to time, the “Loan and Security Agreement”). The Borrower has requested that the Lender agree to certain amendments to the Loan and Security Agreement. The Lender has agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1              Definitions; Interpretation.

(a)                Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)               Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2              Amendments to the Loan and Security Agreement.

(a)                The Loan and Security Agreement shall be amended as follows effective as of the Third Amendment Effective Date:

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(i)                 Tranche II. The parties hereby agree that the Lenders have no commitment to fund any Tranche II Term Loan. In furtherance of the foregoing, the following provisions of the Loan and Security Agreement are hereby removed in their entirety and replaced with “[Reserved]” where applicable:

a.	Recital B.;

b.	Recital D.(ii);

c.	the following definitions:

i.                   “Interest Only Extension Conditions”;

ii.                  “Maximum Tranche II Term Loan Amount;

iii.                “Tranche II Term Loan(s)”;

iv.                “Tranche II Term Loan Advance”;

v.                  “Tranche II Term Loan Advance Period”; and

d.	Sections 2.2(a)(ii) and the reference to “Tranche II Term Loans” in the lead-in to Section 2.2(a).

(ii)               Amended Recital. Recital C is hereby amended by replacing “Fifteen Million Dollars ($15,000,000)” with “Twenty-Five Million Dollars ($25,000,000)” therein.

(iii)             Amended Definitions. The following definition is hereby amended as follows:

“Initial Fundraising Requirement” is hereby amended by replacing “March 15, 2017” with “March 23, 2017” therein.

(iv)             Amended and Restated Definitions. The following definitions are hereby amended and restated in their entirety as follows:

“Amortization Date” means July 1, 2018.

“End of Term Amount” means two and one-half percent (2.50%) of the Tranche I Term Loan Advance and five and one half percent (5.50%) of all other Term Loan Advances.

“Term Loan” means the Tranche I Term Loan and, as applicable, the Tranche III Term Loan.

(v)               Section 2.2(a)(iii). Section 2.2(a)(iii) is hereby amended by replacing “Fifteen Million Dollars ($15,000,000)” with “Twenty-Five Million Dollars ($25,000,000)” therein.

(vi)              Section 2.10. A new Section 2.10 is hereby added to the Loan and Security Agreement as follows:

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2.10       In addition to any other fees due and payable hereunder (including, for the avoidance of doubt, any fee payable pursuant to Section 2.9 herein), Borrower shall pay Agent for the benefit of the Lenders a fee equal to One Million Five Hundred Thousand Dollars ($1,500,000) on the earliest to occur of (i) March 23, 2017 and (ii) the achievement of the Initial Fundraising Requirement, which fee shall be due and payable on such date and deemed fully earned as of the date hereof.

(vii)            Section 4.2(c). Section 4.2(c) of the Loan and Security Agreement is hereby amended by replacing “the fee set forth in Section 2.9” with “the fees set forth in Section 2.9 and Section 2.10” therein.

(viii)          Section 7.20. Section 7.20 of the Loan and Security Agreement is hereby amended by replacing “March 15, 2017” with “March 23, 2017” therein.

(ix)             Section 7.21. Section 7.21 of the Loan and Security Agreement is hereby amended by replacing “Fifty Million Dollars ($50,000,000)” with “Forty-Five Million Dollars ($45,000,000)” therein.

(x)              Exhibit F. Exhibit F of the Loan and Security Agreement is hereby amended by replacing “$50,000,000” with “$45,000,000” therein.

(xi)             Schedule 1.1A Schedule 1.1A (Commitments) of the Loan and Security Agreement is hereby amended and restated in its entirety as set forth in Addendum I hereto.

(b)               References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3              Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)                Fees and Expenses. The Borrower shall have paid (i) all attorney fees and other costs and expenses then due in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Third Amendment Effective Date under the Loan and Security Agreement.

(b)               This Amendment. Agent shall have received this Amendment, executed by Agent, the Lender and the Borrower.

(c)                Representations and Warranties; No Default. On the Third Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)                The representations and warranties contained in Section 4 shall be true and correct in all material respects on and as of the Third Amendment Effective Date as though made on and as of such date; and

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(ii)               There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4              Representations and Warranties. To induce Agent and Lender to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Effect; and (c) that the information included in the Perfection Certificate delivered to Agent on the Effective Date remains true and correct. For the purposes of this Section 4, any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).

SECTION 5              Miscellaneous.

(a)                Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Third Amendment Effective Date, as of the date hereof.

(b)               Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Third Amendment Effective Date specifying its objection thereto.

(c)                Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

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(d)               No Reliance. The Borrower hereby acknowledges and confirms to Agent and the Lender that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)                Costs and Expenses. The Borrower agrees to pay to Agent on the Third Amendment Effective Date the out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the fees and disbursements of counsel to Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Third Amendment Effective Date or after such date.

(f)                Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)               Governing Law. This Amendment, the Loan and Security Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(h)               Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)                 Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)                 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

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(k)               Loan Documents. This Amendment shall constitute a Loan Document.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

SORRENTO THERAPEUTICS, INC.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President & CEO

CONCORTIS BIOSYSTEMS, CORP.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President & CEO

ARK ANIMAL HEALTH, INC.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President & CEO

SORRENTO BIOLOGICS, INC.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President & CEO

[Signature Page to Third Amendment to Loan and Security Agreement (Sorrento/Hercules)]

TNK THERAPEUTICS, INC.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President & CEO

SCINTILLA PHARMACEUTICALS, INC.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President & CEO

LA CELL, INC.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	Chief Executive Officer

SINIWEST HOLDING CORP.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President

LEVENA BIOPHARMA US INC.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President & CEO

[Signature Page to Third Amendment to Loan and Security Agreement (Sorrento/Hercules)]

BIOSERV CORPORATION

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President

SCILEX PHARMACEUTICALS INC.

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	Chief Executive Officer

SNAN HOLDCO LLC

Signature:	/s/ Henry Ji, Ph.D.

Print Name:	Henry Ji, Ph.D.

Title:	President

[Signature Page to Third Amendment to Loan and Security Agreement (Sorrento/Hercules)]

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Jennifer Choe

Print Name:	Jennifer Choe

Title:	Assistant General Counse

LENDER:

HERCULES CAPITAL, INC.

Signature:	/s/ Jennifer Choe

Print Name:	Jennifer Choe

Title:	Assistant General Counsel

[Signature Page to Third Amendment to Loan and Security Agreement (Sorrento/Hercules)]

Addendum I

SCHEDULE 1.1A

COMMITMENTS

LENDER	TRANCHE	TERM COMMITMENT
Hercules Capital, Inc.	Tranche I	$50,000,000
Hercules Capital, Inc.	Tranche III	$25,000,000*
TOTAL COMMITMENTS		$75,000,000*

* Funding of Tranche III subject to approval by Lender’s investment committee in its sole and unfettered discretion. Pursuant to the Third Amendment to Loan and Security Agreement, all Tranche II commitments have terminated.